OFFICER’S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

The undersigned James McGinnis, duly appointed and incumbent officer of EP Global Communications, Inc., a Delaware corporation (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

        1.   The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

August 14, 2007

/s/ James McGinnis
James McGinnis
Chief Financial Officer